UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2000

                                 BILLYWEB CORP.
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Florida                           0-26329                    65-0867538
-----------------------------      --------------           --------------------
(State or other jurisdiction       (Commission              (IRS Employer
         of incorporation)           file number)            Identification No.)


222 Lakeview Avenue, Suite 160-217
West Palm Beach, FL                                                 33401
----------------------------------------                     ------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (561) 832-5699


                                  EZTALK, INC.
                  --------------------------------------------
          (Former name or former address, if changes since last report)


Copy of Communications to:

                                   Donald F. Mintmire
                                   Mintmire & Associates
                                   265 Sunrise Avenue
                                   Suite 204
                                   Palm Beach, FL 33480
                                   (561) 832-5696

         This Form 8-K/A amends the Form 8-K filed on May 15, 2000 by BillyWeb Corp., a Florida corporation formerly known as EZ Talk, Inc. The purpose of this amendment to Form 8-K is to provide financial statements of the company acquired and the pro forma financial information for Billy Web Corp.,n/k/a Share Exchange Corporation, a Florida corporation, as required by Item 7 of Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of business acquired.

                  Pursuant to the requirements of Regulation S-X 210.3.05(b), the following are audited financial statements of Share Exchange Corporation, f/k/a BillyWeb, Corp., a Florida corporation, for the period from inception (September 29, 1999) to February 29, 2000. The registrant acquired 77.3% of the outstanding capital stock of such entity on May 15, 2000.


                                TABLE OF CONTENTS



                          INDEX TO FINANCIAL STATEMENTS



Independent Auditors' Report...............................................F-2

Balance Sheet..............................................................F-3

Statement of Operations....................................................F-4

Statement of Stockholders' Equity..........................................F-5

Statement of Cash Flows....................................................F-6

Notes to Financial Statements..............................................F-7

                          INDEPENDENT AUDITORS' REPORT




The Board of Directors and Stockholders
Share Exchange Corp.
(f/k/a BillyWeb Corp.)
West Palm Beach, Florida

We have audited the accompanying balance sheet of Share Exchange Corp., f/k/a BillyWeb Corp., a development stage enterprise, as of February 29, 2000 and the related statement of operations, stockholders' equity and cash flows for the period from September 29, 1999 (Inception) through February 29, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Share Exchange Corp., f/k/a BillyWeb Corp., as of February 29, 2000 and the results of its operations and its cash flows for the period from September 29, 1999 (Inception) through February 29, 2000 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has experienced a loss since inception. The Company's financial position and operating results raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                                           /s/ Durland & Company
                                                   Durland & Company, CPAs, P.A.


Palm Beach, Florida
June 30, 2000

                              SHARE EXCHANGE CORP.
                             (f/k/a BillyWeb Corp.)
                        (A Development Stage Enterprise)
                                  Balance Sheet




                                                                      February 29,
                                                                          2000
                                                                  --------------------
                                           ASSETS
CURRENT ASSETS
    Cash                                                          $             69,822
                                                                  --------------------
        Total Current Assets                                                    69,822
                                                                  --------------------

Total Assets                                                      $             69,822
                                                                  ====================

     LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
    Short-term loan                                               $             60,000
                                                                  --------------------

        Total Current Liabilities                                               60,000
                                                                  --------------------

Total Liabilities                                                               60,000
                                                                  --------------------

STOCKHOLDERS' EQUITY
    Preferred stock, no par value, authorized 10,000,000
      shares; none issued                                                            0
    Common stock, $0.0001 par value, authorized 50,000,000
      shares; 5,500,000 issued and outstanding.                                    550
    Additional paid in capital                                                 299,950
    Stock subscriptions receivable                                            (240,000)
    Deficit accumulated during the development stage                           (50,678)
                                                                  --------------------

        Total Stockholders' Equity                                               9,822
                                                                  --------------------

Total Liabilities and Stockholders' Equity                        $             69,822
                                                                  ====================








     The accompanying notes are an integral part of the financial statements

                              SHARE EXCHANGE CORP.
                             (f/k/a BillyWeb Corp.)
                        (A Development Stage Enterprise)
                             Statement of Operations



                                                                     Period from
                                                                  September 29, 1999
                                                                     (Inception)
                                                                        ended
                                                                     February 29,
                                                                         2000
                                                                ----------------------
Revenues                                                        $                    0
                                                                ----------------------

Expenses
  General and administrative                                                       178
  Services - related parties                                                       500
  Web site development                                                          50,000
                                                                ----------------------

    Total expenses                                                              50,678
                                                                ----------------------

Net loss                                                        $              (50,678)
                                                                ======================
Net loss per weighted average share, basic                      $                (0.01)
                                                                ======================
Weighted average number of shares                                            5,000,000
                                                                ======================



     The accompanying notes are an integral part of the financial statements

                              SHARE EXCHANGE CORP.
                             (f/k/a BillyWeb Corp.)
                        (A Development Stage Enterprise)
                        Statement of Stockholders' Equity



                                                                                                           Deficit
                                                                                                         Accumulated
                                                                            Additional       Stock       During the       Total
                                          Number of   Preferred    Common     Paid-in    Subscriptions   Development  Stockholders'
                                           Shares       Stock      Stock      Capital     Receivable        Stage         Equity
                                         ----------- ----------- ---------- ----------- --------------- ------------- --------------
BEGINNING BALANCE,                                 0 $         0 $        0 $         0                 $           0 $          0
September 29, 2999 (Inception)

  9/29/99 - shares issued for services     5,000,000           0        500           0               0             0          500
  1/00 - shares issued for subscription rec. 500,000           0         50     299,950        (300,000)            0            0
  2/00 - cash received.                            0           0          0           0          60,000             0       60,000

Net loss                                           0           0          0           0               0       (50,678)     (50,678)
                                         ----------- ----------- ---------- ----------- --------------- ------------- ------------

ENDING BALANCE, February 29, 2000          5,500,000 $         0 $      550 $   299,950 $      (240,000)$     (50,678)$      9,822
                                         =========== =========== ========== =========== =============== ============= ============







     The accompanying notes are an integral part of the financial statements

                              SHARE EXCHANGE CORP.
                             (f/k/a BillyWeb Corp.)
                        (A Development Stage Enterprise)
                             Statement of Cash Flows


                                                                               Period from
                                                                            September 29, 1999
                                                                               (Inception)
                                                                                 through
                                                                               February 29,
                                                                                   2000
                                                                         ------------------------
CASH FLOWS FROM DEVELOPMENT ACTIVITIES:
Net loss                                                                 $                (50,678)
Adjustments  to  reconcile  net  loss to net cash  used for
development activities:
   Stock issued in lieu of cash - related parties                                             500
   Change in assets and liabilities:
       None                                                                                     0
                                                                         ------------------------

Net cash used by development activities                                                   (50,178)
                                                                         ------------------------

CASH FLOW FROM FINANCING ACTIVITIES:
     Proceeds from issuance of note payable                                                60,000
     Cash received on subscription receivable                                              60,000
                                                                         ------------------------

Net cash provided by financing activities                                                 120,000
                                                                         ------------------------

Net increase (decrease) in cash                                                            69,822

CASH, beginning of period                                                                       0
                                                                         ------------------------

CASH, end of period                                                      $                 69,822
                                                                         ========================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash Financing Activities:
     Common stock issued for subscription receivable                     $                300,000
                                                                         ========================










     The accompanying notes are an integral part of the financial statements

                              SHARE EXCHANGE CORP.
                             (f/k/a BillyWeb Corp.)
                        (A Development Stage Enterprise)
                   Notes to Consolidated Financial Statements


(1) Summary of Significant Accounting Principles
      The Company   Share  Exchange  Corp.,  f/k/a  BillyWeb Corp., is a Florida
         chartered development stage corporation which conducts business from its headquarters in West Palm Beach, Florida. The Company was incorporated on September 29, 1999, and changed its name on May 3, 2000

         The Company has not yet engaged in its expected operations. The Company's future operations will be to market various products via an interactive web site. Current activities include raising additional equity and negotiating with potential key personnel and facilities. There is no assurance that any benefit will result from such activities.

         The financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the statements of financial condition and operations for the period then ended. Actual results may differ significantly from those estimates.

         The following summarize the more significant accounting and reporting policies and practices of the Company:

         a) Start-up costs Costs of start-up activities, including organization costs, are expensed as incurred, in accordance with Statement of Position (SOP) 98-5.

         b) Net loss per share Basic is computed by dividing the net loss by the weighted average number of common shares outstanding during the period.

(2) Stockholders' Equity The Company has authorized 50,000,000 shares of $0.0001 par value common stock and 10,000,000 shares of no par value preferred stock. Rights and privileges of the preferred stock are to be determined by the Board of Directors prior to issuance. The Company had 5,500,000 shares of common stock and no shares of preferred stock issued and outstanding at February 29, 2000. The Company, on September 29, 1999, issued 5,000,000 shares to its founders for the value of services rendered in connection with the organization of the Company. On January 15, 2000, the Board of Directors accepted a stock subscription for 500,000 shares of common stock for $300,000 in cash. On February 29, 2000, the Company received $60,000 of the stock subscription receivable.

(3) Income Taxes Deferred income taxes (benefits) are provided for certain income and expenses which are recognized in different periods for tax and financial reporting purposes. The Company has net operating loss carry- forwards for income tax purposes of approximately $50,700, expiring at February 28, 2020.

         The amount recorded as deferred tax assets as of February 29, 2000 is $7,600, which represents the amount of tax benefit of the loss carryforward. The Company has established a valuation allowance against this deferred tax asset, as the Company has no history of profitable operations.

(4) Going Concern As shown in the accompanying financial statements, the Company incurred a net loss of $50,700 for the period from September 29, 1999 (Inception) through February 29, 2000. The ability of the Company to continue as a going concern is dependent upon commencing operations and obtaining additional capital and financing. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

                              SHARE EXCHANGE CORP.
                             (f/k/a BillyWeb Corp.)
                        (A Development Stage Enterprise)
                          Notes to Financial Statements


(5) Short-Term Note Payable In January and February 2000, the Company received a $60,000 short-term demand loan from a third party, as the Company had not received its stock subscription receivable timely and had let a contract for the web site development. This note carried no stated interest.

(6) Subsequent Events
         a) Stockholders' Equity The Company received the $240,000 stock subscription balance in April and May 2000.

         b) Short-Term Note Payable The entire note payable was repaid in June 2000.

         c) Significant Transaction On May 15, 2000, the major stockholders of the Company entered into an agreement to exchange 77.3% of the issued and outstanding common shares of Share Exchange Corp. in exchange for 23,100,000 shares of common stock of BillyWeb Corp., (f/k/a EZ Talk, Inc.), in a reverse merger, which will be accounted for as a recapitalization of the Company.

         d) Contingencies and Commitments On April 1, 2000, the Company entered into a three-year lease for office space at approximately $3,670 per month, or $44,000 annually. The lease contains a provision for a three-year extension.

                          INDEX TO FINANCIAL STATEMENTS


Proforma Balance Sheet..................................................F-9

Proforma Statement of Operations........................................F-10

Notes to Proforma Financial Statements..................................F-11

                                 BILLYWEB CORP.
                              (f/k/a EZ Talk, Inc.)
                        (A Development Stage Enterprise)
                             Proforma Balance Sheets
                                February 29, 2000
                                   (Unaudited)



                                                                    Share
                                                                   Exchange        BillyWeb            Proforma
                                                                    Corp.           Corp.             Adjustments     Proforma
                                                                --------------  --------------      --------------- -------------
                             ASSETS
CURRENT ASSETS
    Cash                                                        $       69,822  $       51,841                      $     121,663
                                                                --------------  --------------                      -------------

        Total Current Assets                                            69,822          51,841                            121,663
                                                                --------------  --------------                      -------------

OTHER ASSETS
     Investment in subsidiary                                                0          48,856   a)         (48,856)            0
                                                                --------------  --------------                      -------------

         Total Other Assets                                                  0          48,856                                  0
                                                                --------------  --------------                      -------------

Total Assets                                                    $69,822         $      100,697                      $     121,663
                                                                ==============  ==============                      =============

              LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
    Accrued expenses                                            $            0  $        3,385                      $       3,385
    Short-term loan                                                     60,000               0                             60,000
                                                                --------------  --------------                      -------------

        Total Current Liabilities                                       60,000           3,385                             63,385
                                                                --------------  --------------                      -------------

Total Liabilities                                                       60,000           3,385                             63,385
                                                                --------------  --------------                      -------------

Minority Interest in Consolidated Subsidiary                                 0           2,232                              2,232
                                                                --------------  --------------                      -------------

STOCKHOLDERS' EQUITY
    Preferred stock, no par value and $0.0001 par value,
      respectively, authorized 10,000,000 shares; none issued                0               0                                  0
    Common stock, $0.0001 par value, authorized 50,000,000
      shares; 5,500,000 and 41,800,000 issued and outstanding,
      respectively                                                         550           4,180   a)            (550)        4,180
    Additional paid in capital                                         299,950         102,734   a)        (299,950)      102,734
    Stock subscriptions receivable                                    (240,000)              0   a)         240,000             0
    Deficit accumulated during the development stage                   (50,678)        (11,834)  a)          11,644       (50,868)
                                                                --------------  --------------                      -------------

        Total Stockholders' Equity                                       9,822          95,080                             56,046
                                                                --------------  --------------                      -------------

Total Liabilities and Stockholders' Equity                      $       69,822  $      100,697                      $     121,663
                                                                ==============  ==============                      =============


     The accompanying notes are an integral part of the financial statements

                                 BILLYWEB CORP.
                              (f/k/a EZ Talk, Inc.)
                        (A Development Stage Enterprise)
                        Proforma Statements of Operations
                                February 29, 2000
                                   (Unaudited)



                                                     Share
                                                    Exchange          BillyWeb               Proforma
                                                      Corp.            Corp.               Adjustments       Proforma
                                                 ---------------   --------------        ----------------  -------------
Revenues                                         $             0   $            0                          $           0
                                                 ---------------   --------------                          -------------

Expenses
  General and administrative                                 178              765      a)            (765)           178
  Professional fees                                            0            2,326      a)          (2,136)           190
  Services - related parties                                 500                0                                    500
  Web site development                                    50,000                0                                 50,000
                                                 ---------------   --------------                          -------------

    Total expenses                                        50,678            3,091                                 50,868
                                                 ---------------   --------------                          -------------

Net loss                                         $      (50,678)   $       (3,091)                         $     (50,868)
                                                 ===============   ==============                          =============
Net loss per weighted average share, basic       $        (0.01)   $      (0.01)
                                                 ===============   ==============
Weighted average number of shares                      5,000,000        2,050,000
                                                 ===============   ==============













     The accompanying notes are an integral part of the financial statements

                                 BILLYWEB CORP.
                              (f/k/a EZ Talk, Inc.)
                        (A Development Stage Enterprise)
                     Notes to Proforma Financial Statements
                                   (Unaudited)


(1) Proforma Changes
         a) Stockholders' Equity In May 2000, two stockholders and former officers contributed 1,000,000 shares of common stock back to the Company upon their resignations. In May 2000, the Company completed a 16 for 1 forward split of its common stock. In May 2000, the Company issued 23,100,000 shares to acquire BillyWeb Corp. [see Note 6(b)]. The Company issued 1,900,000 shares of common stock to its investment banker in conjunction with the reverse merger.

         b) Significant Acquisition On May 15, 2000, the Company entered into an agreement to acquire 77.3% of the issued and outstanding common shares of BillyWeb Corp., (n/k/a Share Exchange Corp.), in exchange for 23,100,000 shares of common stock of the Company, in a reverse merger, which will be accounted for as a recapitalization of BillyWeb Corp.

(2) Proforma Adjustments
         a) Eliminate investment in subsidiary and subsidiary equity.

                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BILLYWEB CORP.
                                  (Registrant)

Date July 7, 2000

                           By:     /s/ Frederic Richard
                            --------------------------------
                           Frederic Richard, President